UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2023

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Mount Pyramid Court, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.07 below is hereby incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory of Certain Officers.

The Board of Directors of Ampio Pharmaceuticals, Inc. (the “Company” or “Ampio”) approved the 2023 Stock and Incentive Plan (the “2023 Plan”) on May 24, 2023, subject to approval by our stockholders. The 2023 Plan replaces the 2019 Stock and Incentive Plan (the “2019 Plan” or “Prior Plan”) and will be utilized for future awards to employees, officers, non-employee directors, consultants, prospective employees and other key persons of the Company and its majority subsidiaries. Approval of the 2023 Plan will not affect awards granted under the 2019 Plan. As further described below, at the 2023 Annual Meeting of Stockholders held on July 27, 2023, the Company’s stockholders approved the 2023 Plan. The 2023 Plan is effective on the date of stockholder approval and no further awards may be made under the Prior Plan following the effective date of the 2023 Plan.

The total number of shares of common stock initially reserved and available for issuance under the 2023 Plan is 1,200,000 shares. In accordance with the 2023 Plan, the number of shares of common stock reserved and available for issuance under the 2023 Plan will not be adjusted for the reverse stock split approved by the Company’s stockholders at the 2023 Annual Meeting of Stockholders and will remain at 1,200,000.

The material terms of the 2023 Plan are described in “Proposal No. 4 – Approval of the 2023 Stock and Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2023, which is incorporated herein by reference.

The foregoing descriptions of the 2023 Plan is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 27, 2023, Ampio held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on June 9, 2023, the record date of the Annual Meeting, there were 15,102,867 shares of common stock and 15,103 shares of Series D Preferred Stock outstanding and entitled to vote at the meeting. Holders of Series D Preferred Stock not automatically redeemed in accordance with the terms of such Series D Preferred Stock immediately prior to the opening of the polls at the Annual Meeting (the “Initial Redemption”) were entitled to 1,000,000 votes per share, and each fraction of a share of Series D Preferred Stock had a ratable number of votes, with all such shares of common stock and Series D Preferred Stock voting together as a single class on Proposals No. 3 and No. 5.

At the Annual Meeting, stockholders present in person or by proxy represented 9,102,678 shares of common stock, or 60.27% of the shares of common stock outstanding on the record date.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the Annual Meeting.

1. To elect four directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Martino	3,803,566	1,840,649	3,458,463
David R. Stevens, Ph.D.	3,797,807	1,846,408	3,458,463
J. Kevin Buchi	3,826,149	1,818,066	3,458,463
Elizabeth Varki Jobes	3,796,992	1,847,223	3,458,463

As a result, each nominee was elected as a director of the Company.

2. To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Ampio Pharmaceuticals, Inc. for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions
8,432,326	470,938	199,414

As a result, the selection of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 was ratified.

3. To approve an amendment of the Ampio Pharmaceuticals certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio not less than 5-to-1 and not greater than 20-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before July 20, 2024 without further approval or authorization of our stockholders.

Votes For	Votes Against	Abstentions
5,862,855,999	3,199,145,950	49,778,729

The foregoing voting results give effect to the voting power of the Series D Preferred Stock that was not redeemed pursuant to the Initial Redemption. Accordingly, the stockholders approved this Proposal No. 3.

Any outstanding shares of Series D Preferred Stock that were not redeemed pursuant to the Initial Redemption were redeemed in whole, but not in part, automatically upon the approval by the Company’s stockholders of Proposal No. 3. The redeemed shares of Series D Preferred Stock, upon such redemption, were automatically retired and restored to the status of authorized but unissued shares of preferred stock.

4. To approve the 2023 Stock and Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,854,016	2,698,487	91,712	3,458,463

Accordingly, the stockholders approved this Proposal No. 4.

5. To approve an adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 3.

Votes For	Votes Against	Abstentions
6,139,949,816	2,899,745,849	72,085,013

As there were sufficient votes in favor of Proposal No. 3, adjournment was not required.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

10

Exhibit No.	Description
10.1	Ampio Pharmaceuticals, Inc. 2023 Stock and Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: July 31, 2023	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer